UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   April 14, 2008 (April 11, 2008)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

400 Interpace Parkway

Building A

Parsippany, NJ 07054

(Address of principal executive office)

Registrant’s telephone number, including area code   (973) 939-1000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Effective April 11, 2008, Gregory O’Hara was appointed to our Board of Directors, as well as our Audit Committee and Compensation Committee.  Mr. O’Hara replaces David Weinberg as the representative on our Board from One Equity Partners, one of our equity owners.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Eric J. Bock
Eric J. Bock
Executive Vice President, General Counsel and Corporate Secretary

Date: April 14, 2008